UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

Navitas Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3520 Challenger Street,	Torrance,	California	90503-1640
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our 2024 annual stockholders’ meeting on June 7, 2024, stockholders approved the four proposals set forth below. Each proposal is described in more detail in our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024. The number of votes for, against, withheld or abstaining, and the number of broker non-votes, as applicable to each proposal, are set forth below.

Proposal No. 1: To elect two Class III directors to the board of directors for terms expiring at the 2027 annual stockholders’ meeting and until their respective successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard J. Hendrix	96,939,825	3,120,441	40,169,926

Gary K. Wunderlich, Jr.	74,194,211	25,866,055	40,169,926

Proposal No. 2: To authorize a resolution approving, on an advisory basis, the compensation of our named executive officers as disclosed in the summary compensation table and the related narrative discussion in our 2024 proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,268,610	2,653,244	1,138,412	40,169,926

Proposal No. 3: To recommend, on an advisory basis, the preferred frequency of future advisory votes on the executive compensation of our named executive officers, as among a frequency of once every year, once every two years or once every three years.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
98,122,676	96,448	1,262,356	578,786	40,169,926

Proposal No. 4: To ratify, on an advisory basis, the appointment of Moss Adams LLP as the Company’s registered independent public accounting firm for the year ending December 31, 2024.

Votes For	Votes Against	Abstentions
137,587,983	1,104,732	1,537,477

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION
Dated: June 7, 2024
	By:	/s/ Gene Sheridan
Gene Sheridan
President and Chief Executive Officer